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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                            PURSUANT TO SECTION 13 OR
                             15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

         Date of Report (Date of earliest event reported) April 22, 1998

                             2CONNECT EXPRESS, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
                      -------------------------------------
                         (State or other jurisdiction of
                         incorporation or organization)

     000-22251                                                 65-0674664
   ------------                                           -------------------
   (Commission                                             (I.R.S. Employer
   file number)                                           Identification No.)

3500 Gateway Blvd., Suite 101, Pompano Beach, FL                  33069
------------------------------------------------                ----------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code            (954) 797-7960
-------------------------------------------------------------------------------

1700 NW 65th Ave., Suite 4, Plantation, FL                        33313
-----------------------------------------------                 ----------
(Former address of principal executive offices)                 (Zip Code)

              (Former name, former address and former fiscal year,
                          if changed since last report)


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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

In the month of January, 1998, in anticipation of excess inventory liquidations during bankruptcy proceedings, inventory was written down to an estimated realizable market value by providing a reserve of $717,357. On April 22 and 23, 1998, 2Connect Express, Inc. held a Bankruptcy Court approved auction in order to liquidate excess inventory remaining after the Company closed nine of its' ten stores and conducted clearance sales in many of those stores. The inventory included in the auction consisted of cellular phones, pagers, telephones, fax machines, accessories, and other equipment. Stampler Auctions of Hollywood, Florida, a local independent auctioneer, conducted the auction realizing total proceeds for 2Connect Express, Inc. of $334,575 for inventory having an book value of $277,175 which is the net amount after deducting the valuation reserve of $717,357.

Item 5.  OTHER EVENTS

On May 6, 1998, 2Connect Express, Inc. ("2Connect") filed a press release announcing that it had executed a Merger Agreement with Bobby Allison Cellular Systems of Florida, Inc. ("Bobby Allison"), whereby Bobby Allison will merge with and into a newly formed subsidiary of 2Connect after 2Connect emerges from bankruptcy. Subsequent to 2Connect filing bankruptcy on January 12, 1998, it has closed all of its' stores except the store at Coral Square Mall in Coral Springs, Florida. In addition to these store closings, 2Connect has liquidated all excess inventory, fixtures and equipment, reduced its overhead to skeleton levels, and filed a Plan of Reorganization and Disclosure Statement with the court, preparatory to the aforementioned merger. A copy of this report is filed as Exhibit 99.1 hereto.

On May 19, 1998, 2Connect Express, Inc. filed with the United States Bankruptcy Court the Debtor's Monthly Financial Report (Business) for the period from April 5, 1998 to May 2, 1998. A copy of this report is filed as Exhibit 99.2 hereto.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

 (c)      EXHIBITS

          Exhibit 99.1 Press Release dated May 6, 1998.

          Exhibit 99.2 Debtor's Monthly Financial Report (Business) For The
                       Period From April 5, 1998 to May 2, 1998, filed with the United States Bankruptcy Court.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       2CONNECT EXPRESS, INC.
                                       ----------------------------------------
                                       (Registrant)



Date:  May 19, 1998                    /s/ THOMAS H. HICKS
-------------------------              ----------------------------------------
                                           Thomas H. Hicks, President and Chief
                                           Executive Officer


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                                  EXHIBIT INDEX

Exhibit Number                    Description                               Sequentially Numbered Page
--------------                    -----------                               --------------------------
99.1                                Press Release dated May 6, 1998                     5

99.2                                Debtor's Monthly Financial Report                   6
                                    for the period from April 5, 1998
                                    to May 2, 1998